Exhibit 10.1
AMENDMENT NO. 2
TO 2020 OMNIBUS INCENTIVE PLAN OF
NATIONAL CINEMEDIA, INC.
    The 2020 Omnibus Incentive Plan of National CineMedia, Inc. (the “2020 Omnibus Incentive Plan”) is hereby amended as follows:
1. Section 4(a)(i)(A) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“13,500,000 shares of Common Stock; and”
Except as set forth above, the remainder of the 2020 Omnibus Incentive Plan remains in full force and effect.

Adopted by the Board of Directors on September 6, 2023.

    Approved by the Stockholders on November 2, 2023.